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                                                                    EXHIBIT 4(d)


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             APPLICATION FOR KEYPORT LIFE INSURANCE COMPANY
                        GROUP DEFERRED INDEX CONTRACT

     Please send application to:            Keyport Life Insurance Company
                                            125 High Street
                                            Boston, MA 02110


1.   Contract Owner:
                                                     (Name)


      (Street)                   (City)              (State)             (Zip)


      (Telephone)                              (Name of Person to Contact)

2.   Nature of Group:

3.   Number of Participants in Group:

4.   Special Requests:


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      Signed At:

                   (City, State)               (Signature of Contract Owner)

                                               By:

                   (Date)                             (Name)


                                                      (Title)


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                                    AGENT'S REPORT

Agent's Name:                                     Agency Phone:
                (Print Exact Name on License)

Agency Name:
                                                         (Signature of Agent)
Agency Address:

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                                (Home Office Use Only)

AP/DIA-1996                                            Keyport Contract #